UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2007

ENERGTEK INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51249 (Commission File Number)	42-1708652 (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580
(Address of principal executive offices)

(516) 887-8200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets
Item 3.03. Material Modification to Rights of Security Holders.

The Company sent notification to (i) all the holders of Company’s Class 2007-D warrants with expiration dates before December 31, 2008, extending the expiration date for exercising the Company’s Class 2007-D warrants to December 31, 2008 and to (ii) all the holders of Company’s Class 2007-E warrants with expiration dates before June 30, 2010, extending the expiration date of the Class 2007-E warrants to June 30, 2010.

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of June 20, 2007, Doron Uziel, who had been serving as President, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of the Company, resigned from his positions as Chief Financial Officer and Chief Accounting Officer. Mr. Uziel remains President, Chief Executive Officer and a director of the Company.

Effective as of June 20, 2007, the Company appointed Yishai Aizik as Secretary. Mr. Aizik has been serving as a director of the Company since October 3, 2006.

Effective as of June 20, 2007, the Company appointed Constantin Stukalin as Treasurer and Chief Accounting Officer. Mr. Stukalin has been serving as a director of the Company's subsidiary Energtek Products Ltd. since September 2006. Between 2003-2007, he was a manager in the Financial Department of Leumi Mortgage Bank. Prior to that, Mr. Stukalin was Controller for DAN-DAR Construction and Development Companies Ltd. Between 1999-2002, he was an auditor and manager of audit files at Ernst & Young. Between 1998-1999, Mr. Stukalin was an auditor and accountant for the firm of Cohen, Holtzman and Kahn. In 1999, Mr. Stukalin received a B.A. in Accounting and Economics from Hebrew University in Jerusalem and in 2001 became a Certified Public Accountant.

  Mr. Stukalin is not a director in any other reporting company. He has not been affiliated with any company that has filed for bankruptcy within the last five years. He does not have any familial relationships with any other directors or executive officers of the Company. There were no transactions during the last two years, or any proposed transactions, to which the Company was or is to be a party, or in which Mr. Stukalin had or is to have a direct or indirect material interest.

Section 8 - Other Events
Item 8.01.  Other Events

Between May 24, 2007 and May 30, 2007, we raised an aggregate of $850,000 by selling to three purchasers an aggregate of 1,700,000 units of the Company’s securities, each unit consisting of one share of common stock and two warrants, one of which was designated the Class 2007-D Warrant and the other the Class 2007-E Warrant. Each Class 2007-D Warrant entitles the holder thereof to purchase one share of common stock at a purchase price of $0.75 until June 30, 2008. Each Class 2007-E Warrant entitles the holder thereof to purchase one share of common stock at a purchase price of $1.05 until December 31, 2009. The purchase price paid to the Company for each unit was $0.50. The units were offered and sold pursuant to a placement held under Regulation S promulgated under the Securities Act of 1933, as amended. Each of the purchasers represented to the Company that such purchaser was not a United States person (as defined in Regulation S) and was not acquiring the shares for the account or benefit of a United States person. The purchasers further represented that at the time of the origination of contact concerning the subscription for the units and the date of the execution and delivery of the subscription agreement for such units, such purchaser was outside of the United States. We did not make any offers in the United States, and there were no selling efforts in the United States. There were no underwriters or broker-dealers involved in the private placement and no underwriting discounts. Commissions totaling $42,500 are due and additional 85,000 shares of the Company’s common stock is to be issued to a non-U.S. person as commission.

On June 19, 2007, the Company raised an additional $500,000 by selling to two purchasers a total of 1,000,000 units of the Company’s securities, each unit consisting of one share of common stock and two warrants, one of which was designated the Class 2007-D Warrant and the other the Class 2007-E Warrant. The Class 2007-D and Class 2007-E Warrants issued with respect to this transaction bear different expiration dates than the Class 2007-D and Class 2007-E Warrants referenced above. Each Class 2007-D Warrant entitles the holder thereof to purchase one share of common stock at a purchase price of $0.75 until December 31, 2008. Each Class 2007-E Warrant entitles the holder thereof to purchase one share of common stock at a purchase price of $1.05 until June 30, 2010. The purchase price paid to the Company for each unit was $0.50. The units were offered and sold pursuant to a placement held under Regulation S promulgated under the Securities Act of 1933, as amended. Each of the purchasers represented to the Company that such purchaser was not a United States person (as defined in Regulation S) and was not acquiring the shares for the account or benefit of a United States person. The purchasers further represented that at the time of the origination of contact concerning the subscription for the units and the date of the execution and delivery of the subscription agreement for such units, such purchaser was outside of the United States. We did not make any offers in the United States, and there were no selling efforts in the United States. There were no underwriters or broker-dealers involved in the private placement and no underwriting discounts. Commissions in the amount of $25,000 and additional 50,000 shares of the Company’s common stock are to be issued to a non-U.S. person as commission.

On June 20, 2007, the Company decided to redeem the 2,500,000 Class A Series warrants it had issued in August 2006 by purchasing such warrants from the holders thereof at a redemption price of $0.05 per warrant for the aggregate amount of $125,000. On the same date, the Company decided to redeem the 2,500,000 Class B Series warrants which it had issued in August 2006 by purchasing such warrants from the holders thereof at a redemption price of $0.05 per warrant for the aggregate amount of $125,000. These redemptions were made in accordance with the terms of the Warrant Agreements previously entered into between the Company and the holders of such warrants upon their issuance.

Section 9 - Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of business acquired.        Not applicable
(b) Pro forma financial information.        Not applicable
(c) Exhibits

10.1	Form of Regulation S Subscription Agreement (annexed as an exhibit to the Form 8-K filed with the Securities and Exchange Commission on March 2, 2007 and incorporated herein by reference)
10.2	Form of Class 2007-D Warrant Agreement (annexed as Exhibit 10.15 to the Form 8-K filed with the Securities and Exchange Commission on March 2, 2007 and incorporated herein by reference)
10.3	Form of Class 2007-E Warrant Agreement (annexed as Exhibit 10.16 to the Form 8-K filed with the Securities and Exchange Commission on March 2, 2007 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25 , 2007

ENERGTEK INC.
(Registrant)

By: /s/ Doron Uziel
Name: Doron Uziel
Title: President and Chief Executive Officer